                                                                    EXHIBIT 10.1

                            MEDICHEM RESEARCH, INC.

                          Incentive Compensation Plan


                                   Article 1

                          Purpose and Effective Date

     1.1 Purpose. The purpose of this Plan is to permit the Company to grant stock options and award restricted stock to selected officers, directors, consultants and employees of the Company and its subsidiaries and to other eligible persons, in order to reward them for their efforts on the Company's behalf and to provide an additional incentive to contribute to the Company's attainment of its performance objectives.

     1.2  Effective Date.  The Plan shall become effective on January 1, 1998.

     1.3 Term. The Plan shall have a term of 10 years expiring on December 31, 2007. No Option may be granted and no Restricted Stock may be awarded under the Plan after its expiration.

                                   Article 2

                                  Definitions

     2.1 Board means the Company's Board of Directors or the committee of the Board to which the Board has delegated its authority in accordance with Paragraph 6.1.

     2.2  Common Stock means the Company's Common Stock, no par value.

     2.3  Company means MediChem Research, Inc., an Illinois corporation.

     2.4 Employee means a full-time or part-time employee of the Company or of any wholly-owned subsidiary of the Company.

     2.5 Expiration Date means (i) in the case of an Option which is or may become exercisable in full at one time, the last day on which the Option may be exercised, and (ii) in the case of an Installment, the last day on which the Installment may be exercised.

     2.6 Fair Market Value means the fair market value as determined by the Board in good faith and a reasonable manner.

     2.7   Grant Date means the date that an Option is granted.

     2.8   Incentive Stock Option is defined in Article 4.

     2.9 Installment means an installment of an Option which is or may become exercisable in installments.

     2.10  Nonstatutory Stock Option is defined in Article 4.

     2.11 Option means an option to purchase shares of Common Stock granted under this Plan.

     2.12  Option Agreement is defined in Paragraph 7.6.

     2.13 Plan means this plan, as it may be amended. The name of the Plan is the "MediChem Research, Inc. Incentive Compensation Plan."

     2.14  Restricted Stock means shares of Common Stock awarded under the Plan.

     2.15  Restricted Stock Agreement is defined in Article 9.

     2.16 10% Shareholder means an Employee who, at the time that he or she is granted an Incentive Stock Option, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

     2.17 Termination Date means the date of termination of an Employee's employment by the Company or a wholly-owned subsidiary of the Company.

     2.18 Underlying Shares means the shares of Common Stock for which an Option or Installment is or may become exercisable.

                                   Article 3

                        Shares Available Under the Plan

     3.1 Maximum Number of Shares. The maximum combined total number of shares of Common Stock for which Options may be granted and shares of Restricted Stock may be awarded under this Plan is 40,000 (subject to adjustment as provided in Paragraph 10.1).

     3.2 Shares Added Back. If an Option or Installment expires unexercised or is surrendered prior to December 31, 2007, the number of Underlying Shares in respect of the Option or Installment shall be added back to the number of shares of Common Stock for which Options may be granted and shares of Restricted Stock may be awarded under this Plan.

Similarly, if the Company repurchases any shares of Restricted Stock pursuant to a Restricted Stock Agreement (or otherwise), the number of shares repurchased shall be added back to the number of shares of Common Stock for which Options may be granted and shares of Restricted Stock may be awarded under this Plan.

                                   Article 4

                               Types of Options

     Two types of Options may be granted under this Plan: (i) incentive stock options intended to satisfy the requirements of (S) 422 of the Internal Revenue Code of 1986 ("Incentive Stock Options") and (ii) nonstatutory stock options ("Nonstatutory Stock Options").

                                   Article 5

                                  Eligibility

     Nonstatutory Stock Options may be granted, and Restricted Stock may be awarded, only to (i) Employees and (ii) officers and directors of and consultants to the Company who are not Employees. Incentive Stock Options may be granted only to Employees.

                                   Article 6

                                Administration

     6.1 Board. This Plan shall be administered by the Board. The Board may delegate its authority to a standing committee of the Board or to a committee appointed by the Board for that purpose.

     6.2 Powers. The Board shall have sole authority to grant Options and to award Restricted Stock. Subject to the express provisions of this Plan, the Board may: (i) select the persons to whom Options are granted or Restricted Stock is awarded; (ii) designate an Option as an Incentive Stock Option or Nonstatutory Stock Option; (iii) determine the number of shares of Common Stock for which an Option is granted or Restricted Stock is awarded; and (iv) determine the other terms, conditions, restrictions and limitations applicable to an Option or an award of Restricted Stock.

     6.3 Interpretation. Subject to the express provisions of this Plan, the Board may interpret this Plan, adopt and revise policies and procedures to administer this Plan, and make all determinations required for this Plan's administration. The actions of the Board shall be final and binding.

                                   Article 7

                                 Stock Options

     7.1 Exercise Price. The Board shall determine the exercise price of each Option. The exercise price of an Incentive Stock Option may not be less than the Fair Market Value of the Underlying Shares on the Grant Date.

     7.2 Term. The Board shall determine (i) whether each Option shall be exercisable in full at one time or in Installments at different times and (ii) the time or times at which the Option or Installments shall become and remain exercisable. No Option or Installment may have an Expiration Date more than 10 years from the Grant Date. The Board may accelerate the exercisability of any Option or Installment at any time.

     7.3 Termination of Employment. Any Option or Installment held by an Employee which is unexercisable as of the Employee's Termination Date shall expire on the Termination Date. Any Option or Installment held by an Employee which is exercisable on the Employee's Termination Date shall expire on the Termination Date unless otherwise provided in the Option Agreement (as defined below) or unless the expiration date is extended by the Board. The Board may extend the expiration of an exercisable Nonstatutory Stock Option (or Installment of a Nonstatutory Stock Option) to any date ending on or before the applicable Expiration Date. The Board may extend the expiration of an exercisable Incentive Stock Option (or Installment of an Incentive Stock Option) to the earlier of (i) a date no later than 90 days after the Termination Date or
(ii) the applicable Expiration Date, unless the Employee's termination occurred as a result of the Employee's death. In that case, the Board may extend the expiration to the earlier of (i) a date no later than the first anniversary of the Employee's death or (ii) the applicable Expiration Date.

     7.4 Transferability. No Option or Installment may be transferred, assigned or pledged (whether by operation of law or otherwise), except as provided by will or the applicable laws of intestacy, and no Option shall be subject to execution, attachment or similar process. An Option or Installment may be exercised only by the person to whom it was granted, except in the case of his or her death, when it may be exercised by the person or persons to whom it passes by will or inheritance.

     7.5 ISO Limitations. Notwithstanding anything to the contrary in Paragraphs 7.1 and 7.2: (i) the exercise price of an Incentive Stock Option granted to a 10% Shareholder shall not be less than 110% of the Fair Market Value of the Underlying Shares on the Grant Date; (ii) no Incentive Stock Option granted to a 10% Shareholder may have an Expiration Date more than five years from the Grant Date; and (iii) the aggregate Fair Market Value (determined in respect of each Incentive Stock Option as of the Grant Date) of the Underlying Shares of all Incentive Stock Options which become exercisable by an Employee for the first time in any calendar year shall not exceed $100,000.

     7.6 Option Agreements. Each Option shall be evidenced by a written agreement (an "Option Agreement"), in a form approved by the Board, entered into by the Company and the person to whom the Option is granted. Each Option Agreement shall contain the terms, conditions, restrictions and limitations applicable to the Option and any other provisions that the Board considers advisable to include.

                                   Article 8

                              Exercise of Options

     8.1 Manner of Exercise. An exercisable Option or Installment may be exercised in full or in part (but only in respect of a whole number of Underlying Shares) by (i) written notice to the President of the Company (or his designee) stating the number of Underlying Shares in respect of which the Option or Installment is being exercised and (ii) full payment of the exercise price of those shares.

     8.2 Payment of Exercise Price. Payment of the exercise price of an Option or Installment shall be made by certified or bank cashier's check or, if permitted by the Company (either in the applicable Option Agreement or at the time of exercise): (i) by delivering shares of Common Stock held by the Option holder for at least six (6) months and having a Fair Market Value on the date of exercise equal to the exercise price; (ii) by directing the Company to withhold, from the Underlying Shares otherwise issuable upon exercise of the Option or Installment, Underlying Shares having a Fair Market Value on the date of exercise equal to the exercise price; (iii) by surrendering exercisable Options or Installments having a fair market value on the date of exercise equal to the exercise price (measuring the fair market value of the Options or Installments surrendered by the excess of (A) the aggregate Fair Market Value on the date of exercise of the Underlying Shares over (B) the aggregate exercise price); (iv) by any combination of the preceding methods of payment; or (v) by any other method of payment authorized by the Board.

     8.3 Withholding. Each person exercising a Nonstatutory Stock Option or an Installment of a Nonstatutory Option shall remit to the Company an amount sufficient to satisfy its federal, state and local withholding tax obligation in connection with the exercise.

                                   Article 9

                          Restricted Stock Agreements

     Each person to whom Restricted Stock is awarded shall enter into a written agreement with the Company (a "Restricted Stock Agreement"), in a form approved by the Board. Each Restricted Stock Agreement shall contain the terms, conditions, restrictions and limitations applicable to the award of Restricted Stock and any other provisions that the Board considers advisable to include.

                                  Article 10

                           Miscellaneous Provisions

     10.1 Capitalization Adjustments. The aggregate number of shares of Common Stock for which Options may be granted and Restricted Stock may be awarded under this Plan, the aggregate number of Underlying Shares in respect of each outstanding Option, and the exercise price of each outstanding Option may be adjusted by the Board as it considers appropriate in the event of changes in the number of outstanding shares of Common Stock by reason of stock dividends, stock splits, recapitalizations, reorganizations and the like. Adjustments under this Paragraph 10.1 shall be made in the Board's discretion, and its decisions shall be final and binding.

     10.2 Amendment and Termination. The Board may amend, suspend or terminate this Plan at any time. If this Plan is terminated, the provisions of this Plan shall continue to apply to Options granted or Restricted Stock awarded prior to termination, and no amendment, suspension or termination of the Plan shall adversely affect the rights of the holder of any outstanding Option or any shares of Restricted Stock without his or her consent.

     10.3 No Right To Employment. Nothing in this Plan or in any Option Agreement or Restricted Stock Agreement shall confer on any person the right to continue in the employ of the Company or any wholly-owned subsidiary or limit the right of the Company or of such subsidiary to terminate his or her employment.

     10.4 Notices. Notices required or permitted under this Plan shall be considered to have been duly given if sent by certified or registered mail addressed to the Board at the Company's principal office or to any other person at his or her address as it appears on the Company's payroll or other records.

     10.5 Severability. If any provision of this Plan is held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions, and the Plan shall be construed and administered as if the illegal or invalid provision had not been included.

     10.6 Governing Law. This Plan and all Option Agreements and Restricted Stock Agreements shall be governed in accordance with the laws of the State of Illinois.

                              FIRST AMENDMENT TO
                            MEDICHEM RESEARCH, INC.
                          INCENTIVE COMPENSATION PLAN

     WHEREAS, MediChem Research, Inc. ("Company") adopted the MediChem Research, Inc. Incentive Compensation Plan ("Plan"), effective as of January 1, 1998; and

     WHEREAS, the Company has reserved the right to further amend the Plan;

     NOW THEREFORE, BE IT RESOLVED, that the Plan shall be amended as follows, effective upon adoption:

     1. Article 2 is amended by adding a new Section 2.2 defining "Cause" as follows, and renumbering the remaining sections in Article 2 accordingly:

               "2.2 Cause means (i) conviction of a felony or crime involving moral turpitude, or (ii) dishonesty or fraud with respect to the Company or any of its subsidiaries."

     2. Article 2 is amended by adding a new Section 2.3 defining "Disability" and "Disabled" as follows, and renumbering the remaining sections in Article 2 accordingly:

               "2.3 Disability or Disabled means the total and permanent disability of the Employee, as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended."

     3. Section 7.3 is amended by deleting the existing provision in its entirety and replacing it with the following:

               "7.3 Termination of Employment. Any Option or Installment held by an Employee which is exercisable or unexercisable as of the Employee's Termination Date shall expire on the Termination Date unless otherwise provided hereinafter in this section or in the Option Agreement (as defined below).

               Notwithstanding the above:

               (1) If an Employee's Termination Date occurs due to retirement after attaining age 62 and completing five years of service with the Company, or in the alternative, after attaining age 55 and completing ten years of service with the Company, the Employee may exercise any or all of such Employee's Nonqualified Stock Options or Installments in accordance with the exercise schedule provided in the applicable Option Agreement and the terms of the Plan prior to the first to occur of the following, at which time such Nonqualified Stock Options or Installments shall expire:
               (i) the applicable Expiration Date; or (ii) a date no later than five years after the Termination Date.

               (2) If the Employee's Termination Date occurs as a result of the Employee's death or Disability, the person or persons to whom such Nonqualified Stock Options or Installments pass by will or inheritance, or the Employee, respectively, may exercise such Options or Installments in accordance with the exercise schedule provided in the applicable Option Agreement and the terms of the Plan prior to the first to occur of the following, at which time such Options or Installments shall expire: (i) the applicable Expiration Date; or (ii) a date no later than five years after the Termination Date.

               (3) If an Employee is terminated for Cause, all of such Employee's Options or Installments, whether or not currently exercisable, shall expire immediately as of the Termination Date.

               (4) The Board may accelerate the exercise schedule, or extend the date for expiration of a Nonstatutory Stock Option (or Installment of a Nonstatutory Stock Option), to any date ending on or before the applicable Expiration Date.

               (5) The Board may extend the date for expiration of an Incentive Stock Option (or Installment of an Incentive Stock Option) to the earlier of (i) a date no later than 90 days after the Termination Date or (ii) the applicable Expiration Date, unless the Employee's termination occurred as a result of the Employee's death. In that case, the Board may extend the date for expiration to the earlier of (i) a date no later than the first anniversary of the Employee's death or (ii) the applicable Expiration Date.

                              SECOND AMENDMENT TO
                            MEDICHEM RESEARCH, INC.
                          INCENTIVE COMPENSATION PLAN

     WHEREAS, MediChem Research, Inc. ("Company") adopted the MediChem Research, Inc. Incentive Compensation Plan ("Plan"), effective as of January 1, 1998; and

     WHEREAS, the Company amended the Plan effective January 1, 1998, and has reserved the right to further amend the Plan;

     NOW THEREFORE, BE IT RESOLVED, that the Plan shall be amended as follows, effective upon adoption:

     1. Section 2.3 is amended by deleting the existing provision in its entirety and replacing it with the following:

          "2.3   Common Stock means the Company's Class B non-voting Common
                 Stock."

     2. Section 2.4 is amended by deleting the existing provision in its entirety and replacing it with the following:

          "2.4 Company means MCR Holdings, Inc., an Illinois corporation, formerly MediChem Research, Inc."

     3. Section 2.15 is amended by deleting the existing provision in its entirety and replacing it with the following:

          "2.15 Plan means this plan, as it may be amended. The name of the Plan is the "MCR Holdings, Inc. Incentive Compensation Plan."

     4.   Article 2 is amended by adding a new Section 2.20 as follows:

          "2.20 Preferred Stock means the Company's Class D cumulative preferred stock."

     5. Section 3.1 is amended by deleting the existing provision in its entirety and replacing it with the following:

          "3.1 Maximum Number of Shares. The maximum combined total number of shares of Common Stock for which Options may be granted and shares of Restricted Stock may be awarded under this Plan is 80,000 (subject to adjustment as provided in Paragraph 10.1). The maximum combined number of shares of Preferred Stock for which Options may be granted under this Plan is 40,000 (subject to adjustment as provided in Paragraph 10.1)."

     6. The Plan is amended to add a new Article 11, Effect of Reorganization and Recapitalization on Outstanding Options, as follows:

               EFFECT OF REORGANIZATION AND RECAPITALIZATION ON
                              OUTSTANDING OPTIONS

     (a) Pursuant to the Reorganization and Recapitalization of the Company ("Recapitalization"), all Options outstanding on the effective date of the Recapitalization shall be converted to Options to purchase (1) an equal number of shares of Common Stock, plus (2) an equal number of shares of Preferred Stock.

                                Third Amendment
                                ---------------
                                    of the
                                    ------
                MCR Holdings, Inc. Incentive Compensation Plan
                ----------------------------------------------
                          (Effective January 1, 1998)

          Whereas, MCR Holdings, Inc. (the "Company") maintains the MCR Holdings, Inc. Incentive Compensation Plan (the "Plan"); and

          Whereas, the Company previously has amended the Plan, and the Company now considers it desirable to further amend the Plan and make a capitalization adjustment under the terms of Paragraph 10.1 of the Plan;

     Now, Therefore, Be it Resolved, that pursuant to the power reserved to the Company by Paragraph 10.2 of the Plan, the Plan, as previously amended, is hereby further amended, effective as of November 8, 1999, in the following particulars:

     1. By inserting the following sentence at the end of Paragraph 2.11 of the Plan:

          "'Option' also includes an option to purchase shares of Preferred 'C' Stock or Preferred 'D' Stock acquired under Paragraph 11.1."

     2.   By inserting the following sentence at the end of Section 2.18 of the
Plan:

          "'Underlying Shares' also includes the shares of Preferred 'C' Stock and Preferred 'D' Stock acquired pursuant to Paragraph 11.1, for which an Option or Installment is or may become exercisable."

     3. By substituting the phrase "Preferred 'D' Stock" for the phrase "Preferred Stock" wherever the latter appears in the Plan.

     4.   By inserting the following as a new Paragraph 2.21:

               "2.21 Preferred 'C' Stock means the Company's Class C preferred stock."

     5.   By inserting the following sentence at the end of Paragraph 3.1 of the
Plan:
          "The maximum combined number of shares of Preferred 'C' Stock for which Options may be granted under this Plan is 40,000 (subject to adjustment as provided in Paragraph 10.1)."

     5.   By substituting the following for Article 11 of the Plan:

                                  "Article 11

     Effect of Reorganization and Recapitalization on Outstanding Options

               11.1 Conversion of Options. Pursuant to the Reorganization and Recapitalization of the Company ('Recapitalization'), all Options outstanding on the effective date of the Recapitalization shall be converted to Options to purchase (1) an equal number of shares of Common Stock, (2) an equal number of shares of Preferred 'C' Stock, and (3) an equal number of shares of Preferred 'D' Stock.

               11.2 Exercise of Options Converted Under Section 11.1. An Option for a share of Common Stock acquired pursuant to Paragraph 11.1 may only be exercised if the Employee holding the Option also exercises an Option for a like number of shares of Preferred 'C' Stock. Similarly, an Option for a share of Preferred 'C' Stock may only be exercised if the Employee holding the Option also exercises an Option for a like number of shares of Common Stock, which were acquired pursuant to Paragraph 11.1. The existing exercise price for an Option outstanding on the effective date of the Recapitalization, $9.80, shall be allocated to the Option for Preferred 'D' Stock $.99 and the Option for Common Stock and Preferred 'C' Stock $8.81. In all other respects, the Options acquired pursuant to Paragraph 11.1 may be exercised in accordance with Article 8."

     6. By inserting the phrase "or other classes of stock issued by the Company" after the phrase "Common Stock" where the latter appears in Paragraph
10.1 of the Plan.

     IN WITNESS WHEREOF, the Company has caused this amendment to be executed by its duly authorized officer this ____ day of ____________, 1999.


                                        MCR Holdings, Inc.


                                        By:  ______________________________
                                        Its: _____________________________